AMERICAN FIDELITY SEPARATE ACCOUNT B

(the “Separate Account”)

Supplement Dated September 10, 2026

to the

Summary Prospectus, Prospectus, and Statement of Additional Information Dated May 1, 2026

The following information supplements and should be read in conjunction with the summary prospectus, prospectus, and statement of additional information for the Separate Account.

Effective as of July 29, 2026, the name of the fund listed below (the “Fund”), which is a variable investment option under your policy, was changed. The name of the Fund as used throughout the summary prospectus, prospectus, and statement of additional information for the Separate Account is hereby changed as noted below.

Name prior to July 29, 2026	New Name as of July 29, 2026
Vanguard Variable Insurance Funds Mid-Cap Index Portfolio	Vanguard Variable Insurance Funds Morningstar Mid-Cap Index Portfolio

For future reference, please keep this supplement together with your prospectus.